December 12, 2025

ULTIMUS MANAGERS TRUST

Westwood LBRTY International Equity ETF

Ticker Symbol: IFRE

Westwood LBRTY Global Equity ETF

Ticker Symbol: BFRE

Westwood LBRTY Emerging Markets Equity ETF

Ticker Symbol: EFRE

Supplement to the Prospectus and the Statement of Additional Information,
each dated March 12, 2025, as supplemented

This supplement updates certain information in the Prospectus and Statement of Additional Information (the “SAI”) for the Westwood LBRTY International Equity ETF, the Westwood LBRTY Global Equity ETF and the Westwood LBRTY Emerging Markets Equity ETF (each a “Fund,” collectively, the “Funds”), each a series of Ultimus Managers Trust, as described below. For more information or to obtain a copy of the Funds’ Prospectus or SAI, free of charge, please visit the Funds’ website at www.westwoodetfs.com or call the Funds toll free at 1-800-994-0755. Capitalized terms used in this supplement and not otherwise defined shall have the meanings ascribed to them in the Prospectus or in the SAI.

Effective December 12, 2025, the following disclosure replaces in its entirety the second paragraph in the section entitled “Management Fees” on page 25 of the Prospectus:

For its services, the Sub-Adviser is paid fee by the Advisor, which fee is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund at the following rate: 0.05% of the Fund’s first $100 million of average daily net assets; 0.04% of the Fund’s next $250 million of average daily net assets; and 0.02% of the Fund’s average daily net assets over $350 million (subject to a minimum of $35,000 per year per Fund on the first six Westwood-managed funds that use the Sub-Adviser as well as subject to a maximum cap).

Effective December 12, 2025, the following disclosure replaces in its entirety the second paragraph in the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES – The Trading Sub-Adviser” on page 14 of the SAI:

Pursuant to an Investment Sub-Advisory Agreement between the Advisor and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Advisor, subject to the supervision of the Advisor and the Board. For the services it provides for the Funds, the Sub-Adviser is compensated by the Advisor from the management fees paid by each of the Funds to the Advisor, which fee is calculated

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daily and paid monthly, at an annual rate based on the average daily net assets of each Fund at the following rate: 0.05% of the Fund’s first $100 million of average daily net assets; 0.04% of the Fund’s next $250 million of average daily net assets; and 0.02% of the Fund’s average daily net assets over $350 million (subject to a minimum of $35,000 per year per Fund on the first six Westwood-managed funds that use the Sub-Adviser and subject to a maximum cap).

Investors Should Retain this Supplement for Future Reference

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